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                                                                      EXHIBIT 23

                         INDEPENDENT AUDITOR'S CONSENT

   We consent to the incorporation by reference in Registration Statement No. 333-45049 of OSI Systems, Inc. and Subsidiaries on Form S-8 of our report dated September 23, 1999, appearing in this Annual Report on Form 10-K of OSI Systems Inc. and Subsidiaries for the year ended June 30, 1999.

Deloitte & Touche LLP

Los Angeles, California
September 23, 1999

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